Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897
Greenspring Income Opportunities Fund (the “Fund”),
Institutional Shares: GRIOX
Retail Shares: not currently offered
a series of Manager Directed Portfolios

Supplement dated May 9, 2022
to the Statement of Additional Information (“SAI”) dated December 15, 2021

The fourth paragraph of the section entitled “Portfolio Managers” in the SAI is hereby deleted and replaced with following:
Ownership of Securities. As of March 31, 2022, Mr. Truppi owned $10,001 – $50,000 shares of the Fund, Mr. Pulcinella owned $100,001 – $500,000 shares of the Fund, and Mr. Carlson owned $500,001 – $1,000,000 shares of the Fund.

The date of this supplement is May 9, 2022.
Please retain this supplement for future reference.